EXHIBIT 99.1

Global Geophysical Services, Inc. Appoints Richard White as President & CEO

HOUSTON, Oct. 26, 2012 (GLOBE NEWSWIRE) -- Global Geophysical Services, Inc. (NYSE:GGS) today announced that Richard White has been appointed as its new President and Chief Executive Officer effective immediately.

Richard White, an industry recognized leader, previously served as President of Western Geophysical, CEO of Veritas DGC, and CEO of NuTec Energy. Richard White commented "I am excited to lead the incredible team Richard Degner assembled at Global. I look forward to working with that team as we further develop Global's broad service portfolio to serve its world-wide customers and partners."

Richard Degner will continue to serve as non-executive Chairman of the Board of Global and also as President of Autoseis, Inc., a wholly-owned subsidiary of Global. In that role, Mr. Degner will devote his full-time effort to further develop Autoseis® technology and capture the value it brings to the energy industry.

Richard Degner added "We are excited to have Richard White join Global at this exciting time in our company's evolution. Global is very well positioned to support the industry's transition to integrated applications of geoscience and engineering solutions."

About Global Geophysical Services, Inc.

Global Geophysical Services, headquartered in Houston, TX, provides an integrated suite of geoscience and engineering solutions to the global oil and gas industry including high-resolution RG-3D Reservoir Grade® seismic data acquisition, Autoseis® autonomous nodal recording technology, microseismic monitoring, seismic data processing and interpretation services, and Multi Client data products. Global Geophysical Services combines experience, innovation, operational safety and environmental responsibility with leading edge technology to facilitate the success of its clients by providing them the tools and solutions to Gain InSightTM. To learn more about Global Geophysical Services, visit www.GlobalGeophysical.com.

The Global Geophysical Services, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7300

Forward-Looking Statements

The statements in this press release that are not historical statements, including statements regarding future performance, are forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Global Geophysical expects, believes or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other information currently available to management and believed to be appropriate.

Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the volatility of oil and natural gas prices, disruptions in the global economy, dependence upon energy industry spending, delays, reductions or cancellations of service contracts, high fixed costs of operations, weather interruptions, inability to obtain land access rights of way, industry competition, limited number of customers, credit risk related to our customers, asset impairments, the availability of capital resources, and operational disruptions. Global Geophysical Services Form 10-K for the year ended December 31, 2011, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect Global's business, results of operations, and financial condition. These forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategies and liquidity. Although the Company believes that the expectations reflected in such statements are reasonable, the Company can give no assurance that such expectations will be correct. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. We assume no obligation to update any such forward-looking statements.

CONTACT: Mathew Verghese
         Senior Vice President & CFO
         Phone: 713-808-1750
         Fax: (713) 972-1008
         ir@globalgeophysical.com